                                                                  EXHIBIT 10.52


                       SEVENTH AMENDMENT TO LOAN AGREEMENT


         THIS SEVENTH AMENDMENT TO LOAN AGREEMENT (this "MODIFICATION AGREEMENT") is made as of December 17, 2000, by and among BANK ONE, ARIZONA, NA, a national banking association ("LENDER"), BPP/VAN NESS, L.P., a California limited partnership ("BPP/VAN NESS"), and HISTORIC VAN NESS LLC, a California limited liability company ("HISTORIC VAN NESS", and together with BPP/Van Ness, "BORROWER") with reference to the following facts:

         A. Pursuant to that certain Construction Loan Agreement dated as of December 5, 1997, by and between Lender and BPP/Van Ness, as amended by that certain Modification Agreement dated as of July 8, 1998 by and between Lender and BPP/Van Ness, as amended by that certain Second Amendment to Loan Agreement dated as of November 18, 1998 by and between Lender and BPP/Van Ness, as amended by that certain Third Amendment to Loan Agreement dated as of November 30, 1998 by and between Borrower and Lender, as amended by that certain Fourth Amendment to Loan Agreement dated as of December 14, 1998 by and between Borrower and Lender, as amended by that certain Fifth Amendment to Loan Agreement dated as of November 17, 1999 by and between Borrower and Lender, and as further amended by that certain Sixth Amendment to Loan Agreement dated as of December 16, 1999 by and between Borrower and Lender (collectively, the "LOAN AGREEMENT"), Lender extended a loan to Borrower in the maximum principal amount of $44,457,000 (the "LOAN"). The Loan is evidenced by (i) that certain Amended and Restated Construction Loan Promissory Note (Commercial Loan-BPP) dated November 30, 1998, in the original principal amount of $9,384,000 executed by BPP/Van Ness and made payable to Lender (the "BPP COMMERCIAL LOAN NOTE"), (ii) that certain Amended and Restated Construction Loan Promissory Note (Commercial Loan-BPP/Historic) dated as of November 30, 1998 in the original principal amount of $15,118,000 executed jointly and severally by BPP/Van Ness and Historic Van Ness payable to Lender (the "HISTORIC COMMERCIAL LOAN NOTE") and (iii) that certain Construction Loan Promissory Note (Residential Loan) dated December 5, 1997, in the original principal amount of $12,080,000 executed by BPP/Van Ness and made payable to Lender (the "RESIDENTIAL LOAN NOTE"). The Historic Commercial Loan Note and the BPP Commercial Loan Note (collectively, the "COMMERCIAL LOAN NOTE") and the Residential Loan Note are secured by, among other documents, that certain Construction Deed of Trust, Assignment of Leases and Security Agreement (Including Fixture Filing) dated as of December 5, 1997, executed by BPP/Van Ness, as trustor, for the benefit of Lender, as beneficiary, which was recorded on December 17, 1997, Reel H031, Image 333, Series No. 97-G273439-00, in the Official Records of the County of San Francisco, California (the "OFFICIAL RECORDS"), as amended by that certain Modification of Deed of Trust dated as of July 8, 1998, by and between Lender and BPP/Van Ness which was recorded in the Official Records on August 5, 1998, Reel H191, Image 563, Series No. 98-G401560, as amended by that certain Second Modification of Deed of Trust made as of November 18, 1998 by and between Lender and BPP/Van Ness which was recorded in the Official Records on November 20, 1998, Reel H266, Image 0441, as Series No. 98-G472360, and as further amended by that certain Third Modification of Deed of Trust dated as of November 30, 1998, by and among Historic Van Ness, BPP/Van Ness and Lender, which was recorded in the Official Records on December 3, 1998, Reel H273, Image 0283 as Series 98-G477266 (collectively, the "DEED OF TRUST"). The Deed of Trust encumbers a fee estate in certain real property located in the City of San Francisco, County of San Francisco, State of California as more particularly described in Exhibit A attached to the Loan Agreement (the "PROPERTY"). Capitalized terms used herein without definition shall have the meanings set forth in the Loan Agreement.

         B. Borrower has requested that Lender amend the Loan Agreement and the other Loan Documents in order to, among other things, (i) extend the Commercial Loan Extended Maturity Date from December 17, 2000 to March 19, 2001, and (ii) provide for an option to extend the Commercial Loan Extended Maturity Date from March 17, 2001 to June 18, 2001. Lender is willing to so amend the Loan Agreement and the other Loan Documents as and subject to the terms and conditions herein set forth.

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. OUTSTANDING BALANCE. As of December 17, 2000, (i) the outstanding principal balance of the Historic Commercial Loan Note (which is a joint and several obligation of BPP/Van Ness and Historic Van Ness) is $15,118,000.00, (ii) the outstanding aggregate principal balance of the BPP Commercial Loan Note (which is an obligation of BPP/Van Ness) is $8,781,067.62 and (iii) the Residential Loan Note has been repaid in full. Borrower acknowledges that as of the Effective Date (defined below) Borrower has no existing or asserted (and no basis for any unasserted) claims, counterclaims, defenses or rights of setoff whatsoever with respect to any obligations of Borrower under the Commercial Loan Note or any other Loan Documents.

                  2. MODIFICATION OF LOAN DOCUMENTS. Effective as of the date on which (i) the Lender receives a fully executed original of this Modification Agreement and (ii) the conditions in SECTION 4 below are satisfied (the "EFFECTIVE DATE"), the Loan Documents are hereby modified as set forth in this SECTION 2:

                           a.       MODIFICATIONS OF LOAN AGREEMENT. The Loan
Agreement is hereby modified as follows:

                                    (i)      The following definitions are
hereby added to SECTION 1.1:

                           "Consolidated Loan to Value Ratio" shall have the meaning ascribed to said term in the GE Capital Loan Agreement.

                           "Fixed Charge Coverage Ratio" shall have the meaning ascribed to said term in the GE Capital Loan Agreement.

                           "Fourth Extended Commercial Loan Maturity Date" shall mean June 18, 2001."

                           "GE Capital Loan Agreement" shall mean that certain Loan Agreement, dated as of November 19, 1999, among Burnham Pacific Operating Partnership, L.P., a Delaware limited partnership, BPP/Cameron Park, L.P., a California limited partnership, BPP/Riley, L.P., a California limited partnership, CMF Capital Company, LLC, a Delaware limited liability company, successor-in-interest to General Electric Capital Corporation, as administrative agent, and certain financial institution(s) signatory thereto from time to time as lender(s).

                           "Interest Coverage Ratio" shall have the meaning ascribed to said term in the GE Capital Loan Agreement.

                           "Leverage Ratio" shall have the meaning ascribed to said term in the GE Capital Loan Agreement.

                           "Net Worth" shall have the meaning ascribed to said term in the GE Capital Loan Agreement.

                           "Third Extended Commercial Loan Maturity Date" shall mean March 19, 2001."

                                    (ii)     Notwithstanding anything to the
         contrary in the Loan Agreement, as amended by this Modification Agreement, or the other Loan Documents, Borrower acknowledges and agrees that no advance of Loan Proceeds shall be made to Borrower pursuant to the Loan Documents, and any commitment of the Lender to advance Loan Proceeds to the Borrower pursuant to the Loan Documents is hereby terminated.

                                    (iii)    Borrower acknowledges and agrees
         that (a) interest on the Commercial Loan during the period from the Second Commercial Loan Extended Maturity Date to the Third Extended Commercial Loan Maturity Date (or during the period from the Third Extended Commercial Loan Maturity Date to the Fourth Extended Commercial Loan Maturity Date, if applicable) shall accrue and be payable as set forth in the Commercial Loan Note and (b) the entire principal balance of the Commercial Loan shall be due and payable in full on the Third Extended Commercial Loan Maturity Date or Fourth Extended Commercial Loan Maturity Date, as applicable.

                                    (iv)     The following section is hereby
         added as SECTION 2.1.6 to the Loan Agreement:

         "2.1.6 EXTENSION OF MATURITY DATE. Borrower shall have the right to extend the Third Extended Commercial Loan Maturity Date to the Fourth Extended Commercial Loan Maturity Date upon Borrower's satisfaction of the following minimum terms and conditions on or prior to the Third Extended Commercial Loan Maturity Date:

                                    (a)      At least thirty (30) days prior to
                           the Third Extended Commercial Loan Maturity Date, Borrower shall give Lender written notice that Borrower desires an extension of said maturity date;

                                    (b) At the time of delivery of said
                           extension notice and at the time of such extension, no Event of Default or event or condition which with notice or lapse of time (or both) would become an Event of Default shall have occurred or be continuing;

                                    (c) There shall have been no material
                           adverse change in Borrower's or Guarantor's financial condition since the Third Extended Commercial Loan Maturity Date;

                                    (d)      Borrower shall have complied with
                           its obligation to provide Lender with the items set forth in SECTION 10.11;

                                    (e) If requested by Lender, each Lessee
                           shall have delivered to Lender an estoppel certificate, in form and substance reasonably satisfactory to Lender, confirming to Lender that the Lease to which such Lessee is a party remains unmodified (except as previously consented to by Lender in writing) and in full force and effect with no defaults on the part of Borrower thereunder, that the construction of the Commercial Improvements demised pursuant to such Lease has been completed in a manner satisfactory to such Lessee, and that such Lessee is in occupancy of such Commercial Improvements pursuant to such Lease, with no offsets, defenses or counterclaims to its obligations under such Lease and under the Subordination to which such Lessee is a party; provided, however, that to the extent that a Lease does not require a Lessee to provide Lender with an estoppel certificate in the form described above or a Lessee otherwise fails to deliver to Lender an estoppel certificate in the form described above (notwithstanding Borrower's reasonable efforts to obtain such an estoppel certificate for Lender), Borrower shall provide Lender with such an estoppel certificate in connection with the Lease to which any such Lessee is a party (and such estoppel certificate shall also be a "Loan Document");

                                    (f) On or prior to the Third Extended
                           Commercial Loan Maturity Date, Borrower shall pay Lender an extension fee in the amount equal to one-half of one percent (.50%) of the outstanding principal balance of the Commercial Loan as of the Third Extended Commercial Loan Maturity Date (taking into account the payment of $3,000,000.00 pursuant to
                           SECTION 2.1.6(h) below). Borrower shall pay any fees owed pursuant to this SECTION 2.1.6(f) in cash or immediately available United States funds. Fees payable pursuant to this SECTION 2.1.6(f) shall be
                           (i) payable to Lender in addition to the amounts payable under SECTIONS 2.1.6(g) and 2.1.6(h), and
                           (ii) fully earned and non-refundable regardless of whether the Commercial Loan is paid prior to the Fourth Extended Commercial Loan Maturity Date;

                                    (g) On or prior to the Third Extended
                           Commercial Loan Maturity Date, Borrower shall pay to Lender, in cash or immediately available United States funds, all interest, fees and other amounts (other than principal) then due and owing under the Commercial Loan, which shall be payable to

                           Lender in addition to the amounts payable under SECTIONS 2.1.6(f) and 2.1.6(h);

                                    (h) On or prior to the Third Extended
                           Commercial Loan Maturity Date, Borrower shall pay to Lender, in cash or immediately available United States funds, in addition to all other payments of principal required on the Commercial Loan, the additional amount of Three Million Dollars ($3,000,000.00), which amount (a) shall be payable to Lender in addition to the amounts payable under SECTIONS 2.1.6(f) and 2.1.6(g), and (b) shall be applied toward the payment of the outstanding principal balance of the Commercial Loan;

                                    (i) On the Third Extended Commercial Loan
                           Maturity Date, all of the conditions set forth in
                           SECTION 3.1 and in EXHIBIT D shall, unless waived by Lender, continue to be satisfied; and

                                    (j) Borrower shall, on or prior to the Third
                           Extended Commercial Loan Maturity Date, cause the Title Company to deliver to Lender, at Borrower's sole cost and expense, any endorsements to the Title Insurance Policy as reasonably may be requested by Lender."

                                    (v)      SECTION 10.24 of the Loan Agreement
                           is hereby deleted in its entirety and replaced with the following:

         "10.24            FINANCIAL COVENANTS.

                           10.24.1 LIQUIDITY. Borrower and Guarantor shall at all times during each quarterly fiscal period of Borrower maintain Liquidity in an aggregate amount of not less than ten percent (10%) of the maximum Commercial Loan Amount, less any prepayments (whether voluntary or as a result of loan remargining or loan rebalancing), regardless of the principal balance of the Loan actually outstanding during such quarterly fiscal period. The foregoing liquidity covenant, together with all other financial covenants and restrictions set forth in this Agreement, shall be monitored on a quarterly basis by Borrower and Lender and tested at the times compliance certificates are required to be delivered to Lender pursuant to SECTION 10.11.4 with respect to the period covered by such compliance certificates.

                           10.24.2 FIXED CHARGE COVERAGE RATIO. Guarantor shall at all times during each quarterly fiscal period of Guarantor maintain a Fixed Coverage Ratio of not less than 1.5 to 1.0.

                           10.24.3 INTEREST COVERAGE RATIO. Guarantor shall at all times during each quarterly fiscal period of Guarantor maintain a Interest Coverage Ratio of not less than 1.75 to 1.0.

                           10.24.4 CONSOLIDATED LOAN TO VALUE RATIO. Guarantor shall at all times during each quarterly fiscal period of Guarantor maintain a Consolidated Loan to Value Ratio of not greater than 65%.

                           10.24.5 LEVERAGE RATIO. Guarantor shall at all times during each quarterly fiscal period of Guarantor maintain a Leverage Ratio of not greater than 8.0 to 1.0.

                           10.24.6 NET WORTH REQUIREMENT. Guarantor's Net Worth at all times shall be not less than One Hundred Fifty Million Dollars ($150,000,000.00)."

                           b.       MODIFICATION TO THE COMMERCIAL LOAN NOTE.
The Commercial Loan Note is hereby modified as follows:

                                    (i)      The third sentence of SECTION 2(A)
         of each of the BPP Commercial Note and the Historic Commercial Note is hereby deleted in its entirety and replaced by the following:

         "The entire unpaid balance of the principal sum hereof with interest thereon shall be due and payable in full on the Third Extended Commercial Loan Maturity Date or Fourth Extended Commercial Loan Maturity Date (as such terms are defined in the Loan Agreement), as applicable."

                                    (ii)     SECTION I of EXHIBIT A to each of
         the BPP Commercial Note and the Historic Commercial Note is hereby deleted in its entirety and replaced by the following:

         "I.      AVAILABLE INTEREST RATES

                           On and subject to the terms and conditions of this Exhibit A, Maker may choose to have all or a portion of the Commercial Loan evidenced hereby bear interest at any one of the following rates:

                  A. Prime Rate plus one percent (1.00%) per year (the "Prime-Based Rate");

                  B. LIBOR Rate plus three percent (3.00%) per year (the "LIBOR Alternative");

                           The terms used above are defined in Article II of this Exhibit A. The Prime-Based Rate is a variable rate. Each rate other than the Prime-Based Rate (a "Contract Rate") may be fixed by agreement between Maker and Payee as to a given principal amount (the "Rate Portion") during a given period of time (the "Rate Period")."

                           c.       MODIFICATION OF THE DEED OF TRUST. The Deed
of Trust is hereby modified by that certain Fourth Modification of Deed of Trust of even date herewith by and between Borrower and Lender (the "FOURTH AMENDMENT TO DEED OF TRUST") in the form attached hereto as EXHIBIT A.

                           d.       MODIFICATION OF REAFFIRMATION OF GUARANTIES.
The Completion Guaranty and Repayment Guaranty are hereby reaffirmed in their entirety by that certain Reaffirmation of Guaranties of even date herewith made by Guarantor in favor of Lender (the "REAFFIRMATION") in the form attached hereto as EXHIBIT B.

                           e.       SECURITY. This Modification Agreement is
secured by the Deed of Trust, as amended by the Fourth Amendment to Deed of Trust. Each of the Loan Documents is modified to provide that it shall be a default or an Event of Default thereunder if Borrower shall fail to comply with any of the covenants in this Modification Agreement or if any representation or warranty made by (i) Borrower in this Modification Agreement, (ii) Borrower under the Fourth Amendment to Deed of Trust, or (iii) Guarantor in the Reaffirmation (as defined below) is materially incomplete, incorrect, or misleading as of the date hereof.

                  3.       REPRESENTATIONS OF BORROWER.

                           a.       Borrower represents and warrants to Lender
that no default or Event of Default under any of the Loan Documents, as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an Event of Default under any of the Loan Documents as modified herein has occurred and is continuing.

                           b.       Borrower represents and warrants to Lender
that neither Borrower, nor any agent or affiliate of Borrower, has knowledge or notice of the presence, alleged presence, threatened presence, release, alleged release or threatened release of "Hazardous Substances" (as defined in the Environmental Indemnity) on, under, in, from or about the Property, except as has been disclosed to Lender in writing as a result of Lender's written request to Borrower for information concerning the environmental condition of the Property, including, without limitation, (i) the presence, alleged presence or threatened presence, and (ii) the release, alleged release or threatened release, of Hazardous Substances on, under, in, from or about the Property. As used herein, the term "release" has the meaning assigned to such term in California Code of Civil Procedure Sections 726.5 and 736, as such sections may be amended from time to time.

                           c.       Borrower represents and warrants to Lender
that there has been no material adverse change in the financial condition of Borrower, Guarantor or any other person whose financial statement has been delivered to Lender in connection with the Loan, from the most recent financial statement received by Lender.

                           d.       Each of BPP/Van Ness and Historic Van Ness
represents and warrants to Lender that each of BPP/Van Ness and Historic Van Ness is validly existing and in good standing under the laws of the State of California and has the requisite power and authority to execute and deliver this Modification Agreement and to perform Borrower's obligations under the Loan Documents as modified herein. The execution and delivery of this Modification Agreement and the performance of Borrower's obligations under the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of each of BPP/Van Ness or Historic Van Ness.

                           e.       Each of BPP/Van Ness and Historic Van Ness
represents and warrants to Lender that the Loan Documents as modified herein are the legal, valid, and binding obligations of BPP/Van Ness and Historic Van Ness, enforceable against BPP/Van Ness and Historic Van Ness in accordance with their respective terms.

                           f.       Each of BPP/Van Ness, Historic Van Ness and
Burnham Pacific Properties, Inc. a Maryland corporation ("BURNHAM PACIFIC") represents and warrants to Lender respectively that Burnham Pacific is duly authorized by all requisite action to act on behalf of each of BPP/Van Ness or Historic Van Ness in the execution and delivery of this Modification Agreement.

                  4. BORROWER COVENANTS; CLOSING CONDITIONS. The obligation of Lender to execute and deliver this Modification Agreement to Borrower and to perform its obligations under this Modification Agreement are expressly conditioned upon the following:

                           a.       BPP/Van Ness and Historic Van Ness shall,
contemporaneously with their execution and delivery of this Modification Agreement, execute and deliver such organization and authority documents as are reasonably requested by Lender.

                           b.       BPP/Van Ness and Historic Van Ness shall, in
connection with this Modification Agreement, cause the Title Company to deliver to Lender, at Borrower's sole cost and expense, any endorsements to the Title Insurance Policy as may be reasonably requested by Lender.

                           c.       BPP/Van Ness or Historic Van Ness shall pay
to Lender, in cash or immediately available United States funds, (i) Two Million Dollars ($2,000,000.00) (the "PRINCIPAL REDUCTION PAYMENT") to be applied toward the outstanding principal balance of the Commercial Loan, and (ii) an extension fee (the "EXTENSION FEE") in amount equal to one-half of one percent (.50%) of the outstanding principal balance of the Commercial Loan as of the Second Extended Commercial Loan Maturity Date (taking into account payment of the Principal Reduction Payment). The Principal Reduction Payment and the Extension Fee shall be payable to Lender in addition to all interest, fees and other amounts (other than principal), including the internal and external costs and fees referenced in SECTION 4.f of this Modification Agreement then due and owing under the Commercial Loan. The Extension Fee shall be fully earned by Lender and non-refundable regardless of whether the Commercial Loan is paid prior to the Third Extended Commercial Loan Maturity Date.

                           d.       On the Second Extended Commercial Loan
Maturity Date, all of the conditions set forth in SECTION 3.1 of the Loan Agreement and EXHIBIT D to the Loan Agreement shall, unless waived by the Lender, continue to be satisfied.

                           e.       Borrower shall deliver to Lender evidence
satisfactory to Lender that the shareholders of Burnham Pacific have formally approved the plan of liquidation of Burnham Pacific at Burnham Pacific's annual meeting on December 15, 2000, pursuant to which plan the net proceeds from the liquidation of Burnham Pacific's fifty-eight (58) properties will be used to repay Burnham Pacific's debt, provide for operating expenses and make distributions to shareholders.

                           f.       Borrower shall pay to Lender all internal
and external costs and expenses incurred by Lender in connection with this Modification Agreement (including, without limitation, a $500 internal documentation fee plus reasonable attorneys' fees and expenses, processing fees, title insurance endorsement premiums, escrow fees, appraisal fees, cost review fees, filing and recording fees and other closing costs, expenses and fees).

                           g.       Borrower shall, contemporaneously with
Borrower's execution and delivery of this Modification Agreement, cause Guarantor to execute and deliver the Reaffirmation to Lender.

                           h.       Borrower shall, contemporaneously with
Borrower's execution and delivery of this Modification Agreement, execute and deliver the Fourth Amendment to Deed of Trust.

                           i.       Borrower shall execute, deliver, and provide
to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Modification Agreement.

                  5.       RELEASE OF CLAIMS BY BORROWER AND RELATED PARTIES.

                           a.       Each of BPP/Van Ness and Historic Van Ness,
on behalf of itself, its members, its affiliates and its and their successors and assigns (collectively, the "BORROWER RELEASING PARTIES"), hereby releases and forever discharges Lender and all of its subsidiaries, affiliates, divisions, officers, directors, employees, agents, attorneys, advisors, successors and assigns (collectively, the "LENDER RELEASED PARTIES") from any and all claims, demands, debts, liabilities, contracts, obligations, accounts, torts, causes of action or claims for relief of whatever kind or nature, whether known or unknown, whether suspected or unsuspected, which the Borrower Releasing Parties, or any of them, may have or which may hereafter be asserted or accrue against the Lender Released Parties, or any of them, resulting from, arising out of or in any way relating to any act or omission done or committed by the Lender Released Parties, or any of them, in connection with the Loan and/or the Loan Documents prior to the date hereof.

                           b.       The release contained in SECTION 5.A and in
this SECTION 5.B apply to all claims which the Borrower Releasing Parties, or any of them, have or which may hereafter arise against the Lender Released Parties, or any of them, as a result of acts or omissions occurring before the date hereof, whether or not known or suspected by the parties hereto. Borrower, on behalf of each Borrower Releasing Party, expressly acknowledges that although it may be that ordinarily a general release does not extend to claims which the releasing party does not know or suspect to exist in his favor, which if known by him must have materially affected his settlement with the party released, Borrower has carefully considered and taken into account in determining to enter into this Modification Agreement the possible existence of such unknown losses or claims.

                  Without limiting the generality of the foregoing, each of BPP/Van Ness and Historic Van Ness, on behalf of each Borrower Releasing Party, expressly waives any and all rights conferred upon it by any statute or rule of law which provides that a release does not extend to claims which the claimant does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the released party, including, without limitation, the following provisions of California Civil Code Section 1542:

                  A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

                           c.       This release by the Borrower Releasing
Parties shall constitute a complete defense to any claim, cause of action, defense, contract, liability, indebtedness or obligation released pursuant to this release. Nothing in this release shall be construed as (or shall be admissible in any legal action or proceeding as) an admission by Lender or any other Lender Released Party that any defense, indebtedness, obligation, liability, claim or cause of action exists which is within the scope of those hereby released.

                  6. NO RIGHTS CONFERRED ON OTHERS. Nothing contained in this Modification Agreement or the Loan Documents shall be construed as giving any person, other than the parties hereto, any right, remedy or claim under or with respect to this Modification Agreement or the Loan Documents except for the rights granted to the Lender Released Parties in SECTION 5.

                  7. CONFORMING MODIFICATIONS; RATIFICATION AND COLLATERAL. Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such Loan Documents as modified by this Modification Agreement. It is the intention of the parties hereto that this Modification Agreement shall be deemed to form a part of the Loan Documents and shall always be construed as amending the Loan Documents. Except as specifically supplemented and amended hereby, the Loan Documents shall each remain unaffected and unchanged by reason of this Modification Agreement. The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

                  8. NON-WAIVER. Each of BPP/Van Ness and Historic Van Ness acknowledge and agree that, if and to the extent that Lender has not heretofore required each of BPP/Van Ness and Historic Van Ness to strictly comply with the covenants, agreements and obligations contained in the Loan Documents, such action or inaction shall not constitute a waiver of, or otherwise affect in any manner, Lender's rights and remedies under the Loan Documents, as modified herein, including the right to require performance of such covenants, agreements and obligations strictly in accordance with the terms and provisions thereof.

                  9. PRIOR AGREEMENTS. The Loan Documents, as modified by this Modification Agreement (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents, (b) supersede all oral negotiations and prior and other writings with respect to the subject matter thereof, and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in the Loan Documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Modification Agreement and those of any of the Loan Documents, the terms, conditions and provisions of this Modification Agreement shall prevail.

                  10. GOVERNING LAW. This Modification Agreement shall be governed by and construed in accordance with the laws of the State of California. If any court of competent jurisdiction determines any provision of this Modification Agreement or the Loan Documents to be invalid, illegal or unenforceable, that provision shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable provision had never been a part hereof or of the Loan Documents.

                  11. MODIFICATION. No provision of the Loan Documents, as modified herein, may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Lender and Borrower.

                  12. BINDING EFFECT. The Loan Documents as modified herein shall be binding upon, and inure to the benefit of Borrower and Lender and, subject to the provisions of the Loan Agreement, their respective successors and assigns.

                  13. COUNTERPARTS. This Modification Agreement may be executed in any number of counterparts, each of which when executed and delivered to Lender will be deemed to be an original, and all of which, taken together, will be deemed to be one and the same instrument.


                         [Signature page is next page.]

                  IN WITNESS WHEREOF, BPP/Van Ness, Historic Van Ness and Lender have duly executed this Modification Agreement as of the day and year first above written.

BPP/VAN NESS:              BPP/VAN NESS, L.P., a California limited partnership

                           By:  Burnham Pacific Operating Partnership, L.P.,
                                a Delaware limited partnership, General Partner

                                By: Burnham Pacific Properties, Inc.
                                    a Maryland corporation, General Partner


                                    By: /s/ DANIEL B. PLATT
                                        -----------------------------------
                                    Name: DANIEL B. PLATT
                                        -----------------------------------
                                    Its: CHIEF FINANCIAL OFFICER
                                        -----------------------------------


HISTORIC VAN NESS:         HISTORIC VAN NESS, LLC, a California limited
                           liability company

                           By:  Burnham Pacific Operating Partnership, L.P.,
                                a Delaware limited partnership, Managing Member

                                By: Burnham Pacific Properties, Inc.
                                    a Maryland corporation, General Partner


                                    By: /s/ DANIEL B. PLATT
                                        -----------------------------------
                                    Name: DANIEL B. PLATT
                                        -----------------------------------
                                    Its: CHIEF FINANCIAL OFFICER
                                        -----------------------------------


LENDER:                    BANK ONE, ARIZONA, NA, a national banking association

                           By: /s/ EDWARD E. FLANIGAN
                               --------------------------------------------
                           Name: EDWARD E. FLANIGAN
                               --------------------------------------------
                           Its:  V.P
                               --------------------------------------------


                       [Signatures continue on next page]

         The undersigned Guarantor hereby joins in the execution of this Modification Agreement for the purposes of acknowledging and agreeing to the covenants listed in SECTION 2.A(V) of this Modification Agreement, which constitute SECTION 10.24 of the Loan Agreement.

GUARANTOR:             BURNHAM PACIFIC PROPERTIES, INC., a Maryland corporation

                       By: /s/ Daniel B. Platt
                           --------------------------------------------
                       Name: Daniel B. Platt
                           --------------------------------------------
                       Its: Chief Financial Officer
                           --------------------------------------------


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